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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 21, 2000



                            LENNOX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                  001-15149                   42-0991521
(State of other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)




         2140 LAKE PARK BLVD., RICHARDSON, TEXAS                        75080
        (Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code: (972) 497-5000


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On January 21, 2000, Lennox International Inc. ("Lennox") completed the previously disclosed acquisition (the "Merger") of Service Experts, Inc. ("SEI"). For additional information with respect to the Merger, please see the press release of Lennox issued with respect to the Merger, which is included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

                  The information required by this item is incorporated herein by reference to pages A-1 through A-25 of SEI's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1998, which was filed with the Securities and Exchange Commission (the "Commission") on March 25, 1999, and pages 2 through 9 of SEI's Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 1999, which was filed with the Commission on November 15, 1999.

(b) Pro Forma Financial Information

                  The information required by this item is incorporated herein by reference to pages 97 through 101 of the joint proxy statement/prospectus contained in Amendment No. 1 to Lennox's Registration Statement on Form S-4 (File No. 333-92389), which was filed with the Commission on December 16, 1999 and declared effective by the Commission on December 20, 1999.

 (c) Exhibits

 Exhibit
 Number             Description
 -------            -----------
 2.1                Agreement and Plan of Merger, dated as of October 26,
                    1999, among Lennox International Inc., Service Experts, Inc.
                    and LII Acquisition Corporation (incorporated by reference to Exhibit 2.1 to Lennox's Current Report on Form 8-K dated
                    October 26, 1999).

 23.1               Consent of Ernst & Young LLP.

 99.1*              Press Release dated January 21, 2000.

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   *Previously Filed.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      LENNOX INTERNATIONAL INC.



                                      By: /s/ Carl E. Edwards, Jr.
                                          ------------------------------
                                          Name:  Carl E. Edwards, Jr.
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary

Date: February 16, 2000.




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                                  EXHIBIT INDEX

Exhibit
Number              Description
-------             -----------
2.1                 Agreement and Plan of Merger, dated as of October 26,
                    1999, among Lennox International Inc., Service Experts, Inc.
                    and LII Acquisition Corporation (incorporated by reference to Exhibit 2.1 to Lennox's Current Report on Form 8-K dated
                    October 26, 1999).

23.1                Consent of Ernst & Young LLP.

99.1*               Press Release dated January 21, 2000.



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*Previously Filed.